UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/27/2005

Brooke Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-31698

KS	48-1009756
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, KS 66210
(Address of Principal Executive Offices, Including Zip Code)

913-661-0123
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) Pursuant to the authority provided by Brooke Corporation's Articles of Incorporation and Bylaws, the Board of Directors on January 27, 2005, approved amendments to the Bylaws of the Company effective immediately. The amendments (i) amend the period in which notice of a meeting of stockholders must be delivered to stockholders from not less than 10 nor more than 30 days before the date of the meeting to not less than 10 nor more than 60 days before the date of the meeting (the period specified by Kansas statutes); and (ii) amend the period in advance of a meeting of stockholders in which the record date may be fixed by the directors for the determination of stockholders entitled to vote at the meeting from not more than 30 days prior to the meeting date to not less than 10 nor more than 60 days prior to the meeting date (the period specified by Kansas statutes). A copy of the Certificate of Amendment to and Restatement of the Bylaws of Brooke Corporation, dated January 27, 2005, follows this Current Report on Form 8-K as Exhibit 3.(ii).

Item 5.05.    Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

(a) The Board of Directors of the Company has in the past approved several policies with respect to corporate governance and ethics, including Corporate Governance Policies and Procedures, a Conflicts of Interest Policy, an Insider Trading Policy, a Whistle Blowing Policy and an Ethics Policy. On January 27, 2005, the Board of Directors approved amendments to the Insider Trading Policy, effective immediately.

The amendments clarify that the policy applies to both directors and employees of the Company; expand the definition of "inside" or "non-public" information; impose a pre-transaction clearance process, add exceptions to the insider trading prohibitions for transactions beyond the insider's immediate control; add a section relating to Rule 10b5-1 plans; and add a section stating that each insider is individually responsible for complying with the Policy and applicable laws and regulations. A copy of the amended Insider Trading Policy follows this Current Report on Form 8-K as Exhibit 14.

Item 8.01.    Other Events

PRESS RELEASE. On January 31, 2005, Brooke Corporation issued a press release announcing a $.16 per share quarterly cash dividend on the Company's common stock. The dividend, declared by the Board of Directors on January 27, 2005, will be paid on February 23, 2005, to shareholders of record as of February 8, 2005. A copy of the press release follows this Current Report on Form 8-K as Exhibit 99.

Item 9.01.    Financial Statements and Exhibits

Exhibit 3.(ii) - Certificate of Amendment to and Restatement of the Bylaws of Brooke Corporation dated January 27, 2005.

Exhibit 14 - Brooke Corporation Insider Trading Policy, as amended January 27, 2005.

Exhibit 99 - Press Release dated January 31, 2005 announcing a quarterly cash dividend.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Brooke Corporation

Date: February 01, 2005.	By:	/s/ Robert D. Orr
Robert D. Orr
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-3.(ii).	Certificate of Amendment to and Restatement of the Bylaws of Brooke Corporation
EX-14.	Brooke Corporation Insider Trading Policy
EX-99.	Press Release dated January 31, 2005 announcing quarterly cash dividend